                             SHAREHOLDER AGREEMENT

    THIS SHAREHOLDER AGREEMENT ("Agreement") is being executed and delivered as of December ____, 1996 by the undersigned (the "Shareholder") in favor of and for the benefit of BOOLE & BABBAGE, INC., a Delaware corporation ("Parent"), and MAXM SYSTEMS CORPORATION, a Delaware corporation (the "Company")

                                    RECITALS

    A. Shareholder owns the number and class of shares of the Company shown on the attached Exhibit A. Said shares, including any shares into which the shares shown on Exhibit A are converted or exchanged and any Company shares subsequently acquired by shareholder, are referred to in this Agreement as the "Shares."

    B. Parent, MINIMUM ACQUISITION SUB., INC., a Delaware corporation and a wholly owned subsidiary of Parent ("Merger Sub") and the Company are entering into an Agreement and Plan of Merger and Reorganization of even date herewith (the "Reorganization Agreement"), providing for the merger of Merger Sub and the Company (the "Merger").

    C. Parent has required, as a condition to entering into the Reorganization Agreement, that Shareholder execute and deliver this Agreement.

                                   AGREEMENT

    In order to induce Parent to enter into the Reorganization Agreement, and for other good and valuable consideration, Shareholder hereby agrees as follows:

    1. REPRESENTATIONS AND WARRANTIES. Shareholder represents and warrants to Parent as follows:

         (a) Shareholder is the holder and beneficial owner of the Shares and has good and valid title to the Shares as his separate property, free and clear of any liens, pledges, security interests, adverse claims, equities, options, proxies, community property interests, charges, encumbrances or restrictions of any nature. The Shares are the only shares of the capital stock of the Company held by Shareholder. Subject to Section 3 of this Agreement, Shareholder has (and at all times through the date of consummation of the Merger will have) the ability to vote all of the Shares in accordance with Section 2 of this Agreement. Except as provided in Section 3 of this Agreement, Shareholder has not appointed or granted any proxy or entered into any agreement, contract, commitment or understanding with respect to any of the Shares.

         (b) Shareholder has the absolute and unrestricted right, power and capacity to execute, deliver and perform all of his obligations under this Agreement, the Proxy (as defined below) and all other agreements and documents executed and delivered or to be executed and delivered by Shareholder in connection with the transactions contemplated by the Reorganization Agreement, this Agreement, the Proxy and such other agreements and documents being referred to collectively in this Agreement as the "Transactional Agreements"). Each of the Transactional Agreements (i) has been (or will when executed by Shareholder be) duly and validly executed by Shareholder, and (ii) constitutes (or will when executed by Shareholder constitute) a valid and binding obligation of Shareholder, enforceable against Shareholder in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors, and to rules of law governing specific performance, injunctive relief and other equitable remedies.

         (c) Neither the execution, delivery or performance of any of the Transactional Agreements, nor the consummation of the Merger or any of the other transactions contemplated by the Reorganization Agreement, will directly or indirectly: (i) result in any violation or breach of any agreement or other instrument to which Shareholder is a party or by which Shareholder or any of the Shares is bound; or (ii) result in a violation of any law, rule, regulation, order, judgment or decree to which Shareholder or any of the Shares is subject. No authorization, instruction, consent or approval of any person or entity is required to be obtained by Shareholder in connection with the execution, delivery or performance of any of the Transactional Agreements.

         (d) There is no action, suit, proceeding, dispute, litigation, claim, complaint or investigation by or before any court, tribunal, governmental body, governmental agency or arbitrator pending or, to the best of the knowledge of Shareholder, threatened against Shareholder that challenges or would challenge the execution and delivery of any of the Transactional Agreements or the taking of any of the actions required to be taken by Shareholder under any of the Transactional Agreements.

         (e) Shareholder is aware (i) that the common stock of Parent ("Parent Common Stock") to be issued in the Merger will not be registered and will not be issued pursuant to a registration statement under the Securities Act of 1933, as amended (the "Act"), but will instead be issued in reliance on the exemption from registration set forth in Section 4(2) of the Act and in Rule 506 under the Act, and (ii) that the neither the Merger nor the issuance of such Parent Common Stock has been approved or reviewed by the Securities and Exchange Commission or by any other governmental agency.

         (f) Shareholder is aware that, because the Parent Common Stock to be issued in the Merger will not be registered under the Act, such Parent Common Stock must be held indefinitely and such Parent Common Stock can not be resold unless such Parent Common Stock is registered under the Act or unless an exemption from registration is available. Shareholder is also aware that: (i) except as expressly provided in the Reorganization Agreement and the Registration Rights Agreement executed and delivered or to be executed and delivered by the Company in connection with the Merger, Parent is under no obligation to file a registration statement with respect to such Parent Common Stock to be issued to him in the Merger; and (ii) the provisions of Rule 144 under the Act will permit resale of the Parent Common Stock to be issued to him in the Merger only under limited circumstances and that such Parent Common Stock must be held by him at least two years before it can be sold pursuant to Rule 144. Shareholder is further aware that any transfer of the Parent Common Stock he is receiving in the Merger may also be subject to (1) the restrictions contained in the Affiliate Agreement to be executed by certain Shareholders in favor of the Company.

         (g) The Parent Common Stock to be issued Shareholder in the Merger will be acquired by him for investment and for his own account, and not with a view to, or for resale in connection with, any unregistered distribution thereof.

         (h) Shareholder has requested and received, reviewed and considered all the information Shareholder considers necessary to enable him to make an informed decision to invest in Parent Common Stock, including: (i) a copy of Parent's report on Form 10-K for 1995; (ii) a copy of Parent's 1995 Annual Report to Stockholders; and (iii) a copy of Parent's reports on Form 10-Q for the last quarter of 1995 and the first two quarters of 1996 (the documents referred to in clauses "(i)," "(ii)," and "(iii)" of this Section l(h) being referred to collectively in this Agreement as the "Disclosure Documents").

         (i) Shareholder confirms that he and his representatives and advisors have been given the opportunity: (i) to ask questions of, and to receive answers from, persons acting on behalf of the Company and Parent concerning the terms and conditions of the Merger and the contemplated issuance of Parent Common Stock in the Merger, and the business, properties, prospects and financial condition of the Company and Parent; and (ii) to obtain any additional information (to the extent the Company or Parent possesses such information or is able to acquire it without unreasonable effort or expense and without breach of confidentiality obligations) necessary to verify the accuracy of the information set forth in the Disclosure Documents.

         (j) Shareholder is an "accredited investor" within the meaning of Rule 501(a) under the Act.

         (k) Shareholder is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in securities presenting investment decisions like that involved in Shareholder's contemplated investment in the Parent Common Stock to be issued in the Merger. Shareholder understands and has fully considered the risks of acquiring and owning Parent Common Stock and further understands that: (i) an investment in Parent Common Stock is a speculative investment which involves a high degree of risk and is suitable only for an investor who is able to bear the economic consequences of losing his entire

                                      3.

investment; and (ii) there are substantial restrictions on the transferability of the Parent Common Stock to be issued in the Merger, and, accordingly, it may not be possible for Shareholder to liquidate his investment in such Parent Common Stock (in whole or in part) in the case of emergency. Shareholder is able: (1) to hold the Parent Common Stock for a substantial period of time; and (2) to afford a complete loss of his investment in such Parent Common Stock.

         (l) Shareholder understands that stop transfer instructions will be given to Parent's transfer agent with respect to the Parent Common Stock to be issued to Shareholder in the Merger, and that there will be placed on the certificate or certificates representing such Parent Common Stock the following legend (together with any other legend or legends required by applicable state securities laws or otherwise):

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS REGISTERED UNDER THE ACT OR UNLESS AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT IS AVAILABLE."

         (m) The representations and warranties contained in this Agreement are accurate in all respects as of the date of this Agreement, will be accurate in all respects at all times through the consummation of the Merger and will be accurate in all respects as of the date of the consummation of the Merger as if made on that date.

    2. AGREEMENT TO VOTE SHARES. Shareholder shall vote all of the Shares at every meeting of the shareholders of the Company (and every adjournment or postponement of each such meeting), and (to the extent requested by Parent) by executing a written consent in lieu of such a meeting or otherwise):

         (a) in favor of approval of the Reorganization Agreement, the Merger, and the other transactions contemplated by the Reorganization Agreement; and

         (b) against (i) any proposal made in opposition to or in competition with the consummation of the Merger, (ii) any proposal contemplating any transaction involving: (A) the sale, license, disposition or acquisition of all or a material portion of the Company's business or assets; (B) the issuance, disposition or acquisition of (1) any capital stock or other equity security of the Company, (2) any option, call, warrant or right (whether or not immediately exercisable) to acquire, or otherwise relating to, any capital stock or other equity security of the Company, or (3) any security, instrument or obligation that is or may become convertible into or exchangeable for any capital stock or other equity security of the Company; or (C) any merger (other than the Merger), consolidation, business combination, share exchange, reorganization or similar transaction involving the Company; and (iii) any other action or agreement that could

                                      4.

    reasonably be expected to result in a breach of any representation, warranty, covenant or obligation of the Company or Shareholder under any of the Transactional Agreements or that could reasonably be expected to result in any of the conditions to the Company's or Parent's obligations under the Reorganization Agreement not being satisfied.

Shareholder further agrees not to take any action, whether at a meeting of shareholders, by written consent in lieu of a meeting or otherwise: (x) to modify or rescind any prior action approving the Reorganization Agreement, the Merger or any of the other transactions contemplated by the Reorganization Agreement; (y) that is inconsistent with the Reorganization Agreement or any of the transactions contemplated thereby; or (z) that could reasonably be expected to result in the breach of any representation, warranty, covenant or obligation of the Company or Shareholder under any of the Transactional Agreements or that could reasonably be expected to result in any of the conditions to the Company's or Parent's obligations under the Reorganization Agreement not being satisfied.

    3. IRREVOCABLE PROXY. Concurrently with the execution of this Agreement, Shareholder shall deliver to Parent a proxy in the form attached hereto as Exhibit B (the "Proxy"), which shall be deemed to be coupled with an interest and shall be irrevocable to the extent provided in Section 212 of the Delaware General Corporation Law. Shareholder understands and agrees that such proxy shall be used by Parent in the event that Shareholder fails or is unable to vote the Shares in accordance with Section 2 of this Agreement.

    4. AGREEMENT TO WAIVE REDEMPTION RIGHT. Shareholder agrees not to redeem all or any part of the Shares or accumulated and unpaid dividends associated with the Shares, as permitted by the Company's Certificate of Incorporation.

    5. AGREEMENT TO CONVERT SHARES; APPOINTMENT OF ATTORNEY-IN-FACT TO ACCOMPLISH CONVERSION. Shareholder agrees to convert the number of shares of each class of Preferred Stock of the Company held or controlled by the Shareholder, as indicated on Exhibit C, to Common Stock of the Company (the "Conversion") as of the close of business on the record date established by the Board of Directors of the Company for the shareholders' meeting to approve the Merger (the "Conversion Date"); PROVIDED THAT, if The UpData Group, Inc., as financial advisor to the Company, concludes in writing to the Shareholder that, as of the Conversion Date and as a result of a change in value of the shares of Parent to be received as consideration in the Merger, that a revised number of shares of each class of Preferred Stock held or controlled by the Shareholder, as indicated in such writing, should be converted to Common Stock (the "Revised Conversion"), Shareholder hereby agrees to convert such number of shares of each class of Preferred Stock as indicated in the Revised Conversion. Furthermore, Shareholder does hereby irrevocably appoint Richard Smith as attorney-in-fact, with full power of substitution and resubstitution, to act on behalf of Shareholder to take any and all actions and to execute any and all documents in the name of and on behalf of Shareholder as such attorney-in-fact determines to be necessary to accomplish and complete the Conversion or the Revised Conversion. The appointment of the attorney-in-fact is coupled with an interest and will

                                      B-5.

terminate on the same terms and conditions, and at the same time, as the Irrevocable Proxy attached hereto as Exhibit B.

    The Shareholder acknowledges and agrees that the Conversion and Revised Conversion are for allocating Parent Common Stock among the holders of the Company's capital stock following the Merger and that the total number of shares of Parent Common Stock to be issued to all holders in respect of the Merger will be the same regardless of whether the Conversion or Revised Conversion is applied to the shares.

    6. CONSENT TO ESCROW OF MERGER PROCEEDS; APPOINTMENT OF SHAREHOLDERS' REPRESENTATIVE. Shareholder hereby acknowledges and consents to the escrow of ten percent of the consideration to be received in connection with the Merger (the "Escrow") on the terms and conditions set forth in the Escrow Agreement to be executed in connection with the Merger, which escrow is being established for the purpose of providing recourse by Parent in the event of claims for indemnification pursuant to the Reorganization Agreement. Shareholder does hereby appoint Richard Smith representative ("Representative"), with full power of substitution, to act on behalf of Shareholder to take any and all actions in connection with the Escrow, including but not limited to contesting or compromising any matters in connection with, or claims for, or related to, the indemnification of Parent arising under the Merger Agreement. Shareholder hereby agrees to indemnify and hold Representative harmless in connection with any and all actions of Representative related to the Escrow, provided that Representative acted in good faith and such actions did not constitute willful malfeasance, fraud or gross negligence.

    7. TRANSFER AND ENCUMBRANCE. Shareholder agrees not to transfer, sell or otherwise dispose of or to pledge or otherwise encumber any of the Shares or to make any offer or agreement relating thereto until such time, if ever, as the Merger shall have occurred or the Reorganization Agreement shall have been validly terminated in accordance with its terms.

    8. ADDITIONAL PURCHASES. Shareholder agrees that any shares of the capital stock of the Company acquired by Shareholder on or after the date of this Agreement shall be subject to the terms of this Agreement to the same extent as if they constituted Shares.

    9. SPECIFIC PERFORMANCE. Shareholder agrees that in the event of any breach or threatened breach by Shareholder of any covenant, obligation or other provision contained in this Agreement, Parent shall be entitled (in addition to any other remedy that may be available to Parent) to (i) a decree or order of specific performance or mandamus to enforce the observance and performance of such covenant, obligation or other provision, and (ii) an injunction restraining such breach or threatened breach.

    10. INDEMNIFICATION. Without in any way limiting any of the rights or remedies otherwise available to Parent, Shareholder shall hold harmless and indemnify Parent and Parent's affiliates from and against, and shall compensate and reimburse Parent and Parent's affiliates

                                      B-6.

for, any loss, damage, injury, decline in value, lost opportunity, liability, exposure, claim, demand, settlement, judgment, award, fine, penalty, tax, fee, charge, cost or expense of any nature (whether or not relating to a third-party claim) which is suffered or incurred at any time by Parent or any of Parent's affiliates or to which Parent or any of Parent's affiliates otherwise becomes subject and that arises from any breach of any representation, warranty, covenant or obligation contained in this Agreement.

    11. OTHER AGREEMENTS. Nothing in this Agreement shall limit Shareholder's obligations or the rights and remedies of Parent under any of the other Transactional Agreements, and nothing in any of the other Transactional Agreements shall limit Shareholder's obligations or the rights and remedies of Parent under this Agreement.

    12. NOTICES. Any notice or other communication required or permitted to be delivered to Shareholder or Parent under this Agreement shall be in writing and shall be deemed properly delivered, given and received when delivered (by hand, by registered mail, by courier or express delivery service or by facsimile) to the address or facsimile telephone number set forth beneath the name of such party below (or to such other address or facsimile telephone number as such party shall have specified in a written notice given to the other party hereto):

         if to Parent:       Boole & Babbage, Inc.
                             3131 Zanker Road
                             San Jose, CA 95134
                             Attention: Arthur F. Knapp, Chief Financial Officer and Secretary
                             Facsimile: (408) 526-3655

         with a copy to:     Cooley Godward LLP
                             Five Palo Alto Square
                             3000 El Camino Real
                             Palo Alto, CA 94306
                             Attention: Deborah Cleveland
                             Facsimile: (415) 857-0663

         if to Shareholder:  At the address shown in the Company's records


                                      B-7.

    13. SEVERABILITY. If any provision of this Agreement or any part of any such provision is held under any circumstances to be invalid or unenforceable in any jurisdiction. then (a) such provision or part thereof shall, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest possible extent, (b) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such provision or part thereof under any other circumstances or in any other jurisdiction, and (c) the invalidity or unenforceability of such provision or part thereof shall not affect the validity or enforceability of the remainder of such provision or the validity or enforceability of any other provision of the Agreement. Each provision of the Agreement is separable from every other provision of the Agreement, and each part of each provision of the Agreement is separable from every other part of such provision.

    14. GOVERNING LAW. This Agreement shall be construed in accordance with, and governed in all respects by, the laws of the State of Delaware (without giving effect to principles of conflicts of laws).

    15. WAIVER. No failure on the part of Parent to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of Parent in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. Parent shall not be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of Parent; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

    16. CAPTIONS. The captions contained in this Agreement' are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

    17. FURTHER ASSURANCES. Shareholder shall execute and/or cause to be delivered to Parent such instruments and other documents and shall take such other actions as Parent may reasonably request to effectuate the intent and purposes of this Agreement.

    18. ENTIRE AGREEMENT. This Agreement and the other Transactional Agreements set forth the entire understanding of Parent and Shareholder relating to the subject matter hereof and thereof and supersede all other prior agreements and understandings between Parent and Shareholder relating to the subject matter hereof and thereof.

                                      B-8.

    19. NON-EXCLUSIVITY. The rights and remedies of Parent hereunder are not exclusive of or limited by any other rights or remedies which Parent may have, whether at law, in equity, by contract or otherwise, all of which shall be cumulative (and not alternative).

    20. AMENDMENTS. This Agreement may not be amended, modified, altered or supplemented other than by means of a written instrument duly executed and delivered on behalf of Parent and Shareholder.

    21. ASSIGNMENT. This Agreement and all obligations hereunder are personal to Shareholder and may not be transferred or delegated by Shareholder at any time. Parent may freely assign any or all of its rights under this Agreement (including its indemnification rights under Section 8), in whole or in part, to any other person or entity without obtaining the consent or approval of Shareholder.

    22. BINDING NATURE. Subject to Section 21, this Agreement will inure to the benefit of Parent and the Company and their respective successors and assigns and will be binding upon Shareholder and his representatives, executors, administrators, estate, heirs, successors and assigns. Without limiting the generality of anything contained in Section 7, if any person or entity shall acquire any of the Shares from Shareholder in any manner, whether by operation of law or otherwise, such Shares shall be held subject to all the terms and provisions of this Agreement, and by taking and holding such Shares, such person or entity shall be conclusively deemed to have agreed to be bound and to comply with all the terms and provisions of this Agreement. Without limiting the generality of the foregoing, Shareholder agrees that the obligations of Shareholder hereunder shall not be terminated by the death or incapacity of Shareholder or otherwise by operation of law.

    23. ATTORNEYS' FEES AND EXPENSES. If any legal action or other legal proceeding relating to the enforcement of any provision of this Agreement is brought against Shareholder, the prevailing party shall be entitled to recover reasonable attorneys' fees, costs and disbursements (in addition to any other relief to which the prevailing party may be entitled).

    24. TERMINATION; SURVIVAL. This Agreement shall terminate at such time (if ever) as the Reorganization Agreement shall have been validly terminated in accordance with its terms. Each of the representations, warranties, covenants and obligations contained in this Agreement shall survive the consummation of the Merger.

    25.  CONSTRUCTION.

         (a) For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa.

         (b) Shareholder agrees that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction

                                      B-9.

or interpretation of this Agreement.

         (c) As used in this Agreement, the words "include" and "including," and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words "without limitation."

         (d) Except as otherwise indicated, all references in this Agreement to "Sections" are intended to refer to Sections of this Agreement.

    Shareholder has executed and delivered this Agreement as of the date first above written.



                                                  -----------------------------
                      (Signature)


                                                  -----------------------------
                      (Name, printed)


                                     B-10.

                                IRREVOCABLE PROXY

    The undersigned ("Shareholder"), a shareholder of MAXM Systems Corporation, a Delaware corporation (the "Company"), hereby irrevocably appoints Boole & Babbage, Inc., a Delaware corporation ("Parent"), and Minimum Acquisition
Sub., Inc., a Delaware corporation and a wholly owned subsidiary of Parent ("Merger Sub"), and each of them, the attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote the shares of voting capital stock of the Company owned of record by Shareholder as shown on Exhibit A of the Shareholders Agreement executed by the Shareholder on even date herewith, or any shares into which the shares shown on Exhibit A are converted or exchanged or any Company shares subsequently acquired by Shareholder (the "Shares") with respect to the following matters (the "Identified Matters"):

         (a) the Reorganization Agreement (as herein defined), the Merger (as herein defined), and the other transactions contemplated by the Reorganization Agreement;

         (b) any proposal made in opposition to or in competition with the consummation of the Merger;

         (c) any proposal contemplating any transaction involving: (i) the sale, license, disposition or acquisition of all or a material portion of the Company's business or assets; or (ii) the issuance, disposition or acquisition of (A) any capital stock or other equity security of the Company, (B) any option, call, warrant or right (whether or not immediately exercisable) to acquire, or otherwise relating to, any capital stock or other equity security of the Company, or (C) any security, instrument or obligation that is or may become convertible into or exchangeable for any capital stock or other equity security of the Company; or

         (d) any merger, consolidation, business combination, share exchange, reorganization or similar transaction involving the Company; and

         (e) any other action or agreement that could reasonably be expected to result in (i) a breach of any representation, warranty covenant or obligation of any party under the Reorganization Agreement, or under any other agreement executed on behalf of the Company or Shareholder, or
    (ii) any of the conditions to the Company's or Parent's obligations under the Reorganization Agreement not being satisfied.

    This Proxy shall terminate at such time (if ever) as that certain Agreement and Plan of Merger and Reorganization (the "Reorganization Agreement") among Parent, Merger Sub, the Company, providing for the merger of Merger Sub and the Company (the "Merger"), shall have been validly terminated in accordance with its terms. Upon the execution hereof, all prior proxies given by Shareholder with respect to the Shares are hereby revoked, and no subsequent

                                      B-1.

proxies will be given. This Proxy is irrevocable and is coupled with an interest and is granted in connection with that certain Shareholder Agreement dated of even date herewith, executed by Shareholder in favor of Parent and the Company, and is granted in consideration of Parent entering into the Reorganization Agreement. The attorneys and proxies appointed pursuant to this Proxy will be empowered (at all times prior to the termination of the Reorganization Agreement) to exercise (in their discretion and in such manner as they may deem appropriate) all voting and other rights of Shareholder with respect to the Shares (including, without limitation, the power to execute and deliver written consents with respect to the Shares), with respect to the Identified Matters, at every meeting of the shareholders of the Company (and every adjournment or postponement thereof) or by written consent in lieu of such a meeting, or otherwise.

    This Proxy shall be binding upon the Shareholder and his personal representatives, executors, administrators, estates, heirs, successors and assigns (if any). This Proxy shall inure to the benefit of Parent, Merger Sub and the Company and their respective successors and assigns (if any).

Dated:  December ____ , 1996

            ----------------------------------
                 (Signature)

            ----------------------------------
                 (Name, printed)


                                      B-2.